Land, Property, Plant and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
(5)	Land, Property, Plant and Equipment

Land, property, plant and equipment consist of the following:

	December 31,
	2015	2016
	RMB	RMB	US$
Land	20,788	24,693	3,557
Buildings	3,829,922	3,830,017	551,637
Machinery and equipment	14,564,201	14,828,021	2,135,679
Furniture and fixtures	106,325	93,255	13,432
Motor vehicles	94,725	77,227	11,123
Less: Accumulated depreciation	(6,070,955)	(6,822,294)	(982,615)
Less: Impairment	(6,118,378)	(7,293,644)	(1,050,503)
Subtotal	6,426,628	4,737,275	682,310
Construction in progress	419,854	141,811	20,425
Total land, property, plant and equipment, net	6,846,482	4,879,086	702,735

Due to the significant decrease in shipment, gross profit margins and lower-than-expected utilization of production facilities, the Company determined a two-step impairment analysis was required in the middle of 2015. In step one of the impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce solar products were less than their carrying value, which required the step two of the impairment test. In the step two of the impairment analysis, the Company estimated the fair value of the long lived assets based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis.As a result, an impairment loss of RMB 3,804,116  related to buildings, machinery and equipment and shared assets in all solar production lines (including production lines of ingot, wafer, cell and module), was provided for the year ended December 31, 2015. In late 2016, as a result of significant decrease of market selling price and lower-than-expected utilization of production facilities, the Company performed an annual two-step impairment analysis and a further impairment loss of RMB1,277,373 (US$ 183,980) was provided against buildings, machinery and equipment and shared assets in all solar production lines for the year ended December 31, 2016.

Depreciation expense on property, plant and equipment and project assets was allocated to the following expense items:

	Year ended December 31,
	2014	2015	2016
	RMB	RMB	RMB	US$

Cost of revenues	1,292,586	1,086,392	839,005	120,842
Selling expenses	16,475	7,530	5,048	727
General and administrative expenses	48,963	60,268	32,232	4,642
Research and development expenses	30,260	20,515	11,107	1,600
Total depreciation expense	1,388,284	1,174,705	887,392	127,811

For the year ended December 31, 2016, due to the impairment loss of RMB3,804,116 was recorded during the middle of 2015, total depreciation expenses for the year decreased by approximately RMB530.0million (US$ 76.3million).

The Company capitalized interest costs as a component of the cost of construction in progress as follows:

	Year ended December 31,
	2014	2015	2016
	RMB	RMB	RMB	US$

Interest cost capitalized	8,624	37,452	880	127
Interest cost charged against income	1,015,871	977,176	663,217	95,523
Total interest cost incurred	1,024,495	1,014,628	664,097	95,650

As of December 31, 2015 and 2016, the Company had pledged property, plant and equipment with a total carrying amount of RMB 4,001,055 and RMB 3,182,852 (US$  458,426), respectively, to secure bank borrowings.

In December 2014, Yingli China sold certain machinery and equipment with carrying amount of RMB 405,282 to a third party for cash consideration of RMB 400,000, and simultaneously entered into a three-month contract to lease back the assets. The remaining useful lives of leased machinery and equipment were approximately 7 years. Pursuant to the terms of the contract, Yingli China is required to pay to the third party total lease payments over three months of RMB 403,191, including both the principle and interest to be paid). Due to the substance of this transaction was short term financing, the leased machinery and equipment were not derecognized and the financial obligation under this transaction was recorded as short-term borrowing.

In February 2015, right after Yingli China repaid total instalment of RMB 400,000 as scheduled in the agreement, Yingli China entered into another contract to sell the same group of machinery and equipment for cash consideration of RMB 300,000 and simultaneously entered into a one-month contract to lease back the assets. In March 2015, the Company failed to repay the RMB 300,000 and paid an additional penalty charge of RMB 1,750. In April 2015, Yingli China fully repaid the RMB 300,000 and again signed a similar contract to sell the same group of machinery and equipment for cash consideration of RMB 250,000 and simultaneously entered into a two-month contract to lease back the assets. Yingli China failed to repay RMB 250,000 due in June 2015. From June 2015 to November 2015, total interests and penalty charges paid by Yingli China due to failure to repay the instalment was RMB 28,000. In December 2015, Yingli China, together with the leasing company and Hainan Yingli, entered into a contract, in which Hainan Yingli would repay the totaling RMB  250,000 on behalf of Yingli China before April 2016, and Yingli China would offset its receivables due from Hainan Yingli with the same amount. Hainan Yingli paid RMB 75,000 instantly as the contract was signed. As of December 31, 2015, total balance of the borrowing was RMB 175,000. In August 2016, Hainan Yingli fully repaid the payment obligation.

For year ended December 31, 2016, the Company entered in to several agreements with its suppliers to settle the Company’s long ageing payables to these suppliers by transferring the equipment owned by the Company and its subsidiaries. The difference, between the total carry value of equipment surrendered of RMB 15,961 (US$ 2,299) and the total carry value of payables of RMB 24,998 (US$ 3,600) at the settlement dates, was RMB 9,037 (US$ 1,301), and was included in general and administrative expenses in the consolidated statements of comprehensive loss.